SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: June 30, 2007





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          59-3764931
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                              10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On February 28, 2007 the Company issued to Kerns Manufacturing Corp. a Convertible Debenture in the principal amount of $1,000,000 in settlement of a pending legal action. The Convertible Debenture was payable on June 30, 2007 and did not bear interest. It is convertible into common stock of the Company at a conversion rate equal to 90% of the average of the closing price for the five trading days preceding conversion.

The Company failed to pay the principal due on June 30, 2007. Kerns Manufacturing Corp. subsequently filed a motion for summary judgment in lieu of complaint in the Supreme Court of the State of New York, Queens County, seeking $1,000,000 in damages and ancillary relief.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 6, 2007                      GS CLEANTECH CORPORATION

                                            By: /s/ David Winsness
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                                                    David Winsness
                                                    Chief Executive Officer